Investor Presentation January 2015 Exhibit 99.1

Statements contained in this presentation that state the company’s or management’s expectations or predictions of the future are forward–
looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange
Act of 1934.  The words “believe,” “expect,” “should,” “estimates,”
“intend,” and other similar expressions identify forward–looking statements.  It is important to note that actual results could differ materially from those projected in such forward–looking statements.
For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission, and available on
Valero’s website at www.valero.com.

Safe Harbor Statement

Who We Are
World’s Largest Independent Refiner
Large Logistics Infrastructure with Focus on Growth
•
•
Wholesale Fuels Marketer
•
•
One of North America’s Largest Renewable Fuels Producers
•
•
• 15 refineries, 2.9 million barrels per day (BPD) of high-complexity throughput capacity
• Greater than 70% of refining capacity located in U.S. Gulf Coast and Mid-Continent
• Approximately 10,000 employees
General partner and majority owner of Valero Energy Partners LP (NYSE: VLP), a growth-oriented, fee-based master limited partnership (MLP)
Significant inventory of logistics assets within Valero
Brands include Valero, Ultramar, Texaco, Shamrock, Diamond Shamrock, and Beacon
11 corn ethanol plants, 1.3 billion gallons per year (85,000 BPD) production capacity
Operator and 50% owner of Diamond Green Diesel joint venture – 10,500 BPD renewable diesel production capacity
Approximately 7,400 marketing sites in U.S., Canada, United Kingdom, and Ireland

Assets Concentrated in
Advantaged Locations
Refinery
Capacities (MBPD) Nelson
Index Throughput Crude Oil
Corpus Christi 325 205 19.9
Houston 165 90 15.1
Meraux 135 135 10.3
Port Arthur 350 330 12.6
St. Charles 280 190 17.5
Texas City 250 225 11.1
Three Rivers 100 95 12.4
Gulf Coast 1,605 1,270 14.1
Ardmore 90 86 12.1
McKee 170 168 9.5
Memphis 195 180 7.9
Mid-Con 455 434 9.3
Pembroke 270 220 9.7
Quebec City 235 230 7.7
North Atlantic 505 450 8.7
Benicia 170 145 16.1
Wilmington 135 85 15.8
West Coast 305 230 16.0
Total or Avg.  2,870 2,384 12.4

Strategy to Enhance Stockholder Returns
Operations
Excellence
Capital Returns to
Stockholders
Disciplined Capital
Investments
Unlocking Asset
Value
•
Demonstrate commitment to safe and reliable operations
•
Continuously improve our top-tier operating performance
•
Optimize margins with refining system’s feedstock and product markets flexibility
•
Disciplined capital allocation
•
Seek to increase cash returns through dividend growth
•
Use stock buybacks to reduce shares outstanding and concentrate future value per share
•
Rigor in capital projects and M&A selection and execution
•
Invest to grow logistics assets and reduce feedstock costs
•
Evaluate investments to upgrade natural gas and natural gas liquids
•
Opportunistically invest in ethanol to maintain high returns
•
Grow Valero Energy Partners LP and realize value for Valero
•
Evaluate acceleration of dropdowns and other potential MLP-able earnings streams
•
Previously unlocked value in retail business via 2013 spinoff to stockholders

Key Market Trends
U.S. and Canadian crude oil, natural gas, and natural gas liquids
(NGLs) production growth is providing cost advantages to
North American refiners
Global refined products demand growth is expected to continue
Location-advantaged refiners in U.S. Gulf Coast, Mid-Continent, and Canada benefit from resource advantages and/or export
opportunities
- Lower crude prices may temporarily constrain production growth rate
- Expect lower prices to consumers will drive product demand growth

Production Growth Provides Resource Advantage to
North American Refiners
Source:  DOE (for 2014, data through September)
Source:  DOE (for 2014, data through September)
7
40
45
50
55
60
65
70
U.S. Natural Gas Production
(Bcf/day)
4,500
5,000
5,500
6,000
6,500
7,000
7,500
8,000
8,500
9,000
6,500
7,000
7,500
8,000
8,500
9,000
9,500
10,000
10,500
MBPD MBPD
U.S. Crude Oil Production and
Imports
Imports
Production

Persistent Focus Drives Results in Safety,
Environmental, and Regulatory Compliance
(1)Source: U.S. Bureau of Labor Statistics.
All 2014 values are estimates.
Statistics are for Refining only.
Operations
Excellence
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
Personnel Safety
Employees
Contractors
Industry
(1)
0.00
0.05
0.10
0.15
0.20
Tier 1 Process Safety
0
5
10
15
20
0
10
20
30
40
Environmental Events
Total Air Emissions (U.S. Refineries)

Top-Tier Operating Performance through
Continuous Improvements
2012
2010
2008
• Reliability drives safe and
profitable operations
Seven of our refineries are first
quartile in mechanical availability
• Initiated new reliability programs
beginning mid-2000s
• Significant gains made in
operations benchmarks since
2008
• Personnel committed to
excellence
1 st
Quartile
2 nd
Quartile
3 rd
Quartile
4 th
Quartile
Source:  Solomon Associates and Valero Energy, includes Pembroke and Meraux

Sustained high availability and favorable margin environment enable higher capacity utilization rates

Reliability Programs and Commercial
Optimization Drive Higher Utilization Rates
System-wide
mechanical
availability near
1
st
Quartile since
2011
88%
87%
92%
95%
96%
2010 2011 2012 2013 2014 1Q-3Q
Valero Refinery Utilization Rates

Optimizing Margins with Feedstock Flexibility
in Our Complex Refinery System
Range of Flexibility in Valero’s Gulf Coast
Region Quarterly Feedstock Mix 2010-2014
•
Capability to adjust
feedstocks and optimize
margins as crude price
environment shifts among
grades: light, medium,
heavy, sweet, sour
•
Focus on optimization
activities
•
Expect additional light crude
flexibility with completion
of topper units in progress
35%
34%
28%
23%
9%
26%
20%
12%
12%
4%
Avg
30%
Avg
26%
Avg
20%
Avg
18%
Avg
6%

•
120 MBPD of combined new capacity
successfully started end of 2012 and
mid-2013
•
Designed to produce high-quality
distillates from low-quality feedstocks
and natural gas
Port Arthur and St. Charles Hydrocrackers
Performing Better Than Expected
12
(1) See Appendix for details and assumptions
•
Approximately half of benefit seen by >4%
points increase in margin capture rate
•
Approximately half of benefit due to 100
MBPD increase in throughput volumes from
feedstocks and new gas plant
•
Realized annual EBITDA estimated at
$800 million for trailing 4-quarters 3Q14
•
Compares to $780 million implied by
disclosed guidance model
(1)
•
Benefits visible in U.S. Gulf Coast region
reported results improvement from
4Q12 to 3Q14
(1)

Disciplined Capital Allocation
Framework Emphasizes Stockholders
Dividend Growth
•
•
Sustaining Capex
•
•
Debt and Cash
•
•
Stock Buybacks
•
•
Growth Capex
•
Acquisitions
•
•
“Non-Discretionary”
“Discretionary”
13
Capital
Returns to
Stockholders
(1) Debt-to-cap ratio based on total debt reduced by $2 billion cash balance, excluding VLP debt and equity
Estimate $1.5 billion or
lower annual “stay-in-
business” spend
•
Key to safe and
reliable operations
Focus on sustainability
Increase competition
for cash flow versus
reinvestments (growth
capex and acquisitions)
Maintain investment
grade credit rating
Target 20% to 30%
debt-to-cap ratio
(1)
Flexibility to return
cash, reduce share
count, and manage
capital employed
Increase competition
versus reinvestments
Prioritize higher-value,
higher-growth, faster-
payback opportunities
that enhance future
returns
Evaluate accretion
versus stock buybacks
Enhance future
returns

Increasing Focus on Dividends and Stock
Buybacks
• Regular dividend increases over
last three years
• Significantly increased stock
buybacks in 2013 and 2014
• Accelerated stock buybacks
throughout 2014 with 10 million
shares bought in 4Q14
• Approximately $2 billion of stock
repurchase authorization at end
of 3Q14
Given cash return priority, we plan
to increase our total payout ratio of
earnings over 2014’s level
$0.10
$0.15
$0.20
$0.25
$0.30
Dividend Per Share of Valero
1Q
2Q
3Q
4Q
$0
$500
$1,000
$1,500
2011 2012 2013 2014
millions
Stock Buybacks

Advancing Growth Investments While
Managing Capital Spending Lower
(1) Excludes estimated placeholder for methanol project of $150 million in 2015 and $300 million in 2016 as evaluation remains in progress
Disciplined
Capital
Investment
•
Focus on logistics growth after 2015 spending to complete crude toppers
•
Expect nearly all logistics growth investments to be eligible for dropdown into VLP millions
$2,900
$2,650
$2,400
$695
$695
$900
$400
$615
$765
$730
$690
$790
$300
$715
$655
2014E 2015E
2016E
Logistics Growth
Refining, Renewables, &
Other Growth
Turnarounds & Catalyst
Sustaining
(1)

•
Completed tie-in to pipeline in Childress, TX and secured incremental
40 to 50 MBPD Midland-priced crude as substitute for Cushing-priced crude primarily at the McKee refinery
•
Expect Diamond Pipeline to supply Memphis refinery via Cushing and start up in 1H17 or earlier
•
Tanks and vessels to supply crude to Quebec City refinery post-Enbridge
Line 9B reversal expected in 1H15
•
New Corpus Christi dock commissioned in 3Q14; completion of tanks for crude exports expected in 1H15
16
Logistics Investments Enhance Valero’s
Feedstock Flexibility and Export Capability
•
Purchased 5,320 CPC-1232 railcars; received 3,547 through Nov 2014
•
Completed crude unloading facilities at Quebec City, St. Charles, and
Port Arthur in 2014
•
Benicia crude unloading facility undergoing permitting process
Pipelines
Tanks, Docks, and Vessels
Rail

Crude Topper Investments Very Attractive

Estimate $500 million annual EBITDA for combined projects in 2014 price environment
•
160 MBPD new topping capacity
designed to process up to 50 API
domestic sweet crude
Lowers feedstock cost by
generating 55 MBPD low sulfur
resid
Increases net throughput
capacity by 105 MBPD
•
Expect startup in 1H16
•
Expect 50% IRR on 2014 prices,
>25% IRR with Brent and LLS even
•
Corpus Christi:  Estimated $350 MM
capex for 70 MBPD capacity
•
Houston:  Estimated $400 MM
capex for 90 MBPD capacity
Incremental Volume
(MBPD)
Feeds
Eagle Ford crude 160
Low sulfur atmos resid (55)
Products
LPG 3.3
Propylene 1.3
BTX 0.4
Naphtha (at export prices) 40
Gasoline 12
Jet 39
Diesel 13
Resid (3)
Combined Projects Estimates
Total investment (1) $750 MM
Annual EBITDA contribution (2) $500 MM
Unlevered IRR on total spend (2) 50%
See Appendix for assumptions.
(1)
Excluding interest and overhead allocation
(2)
Estimates based on 2014 prices through Dec 9; EBITDA = operating income before deduction for depreciation and amortization expense

Key Natural Gas and NGLs Upgrading
Investments

Hydrocracker
Expansions
Evaluating
Methanol Plant at
St. Charles
Evaluating Houston
Alkylation Unit
•
1.6 – 1.7 million tonnes per year production (36 – 38 MBPD)
•
Leverages existing assets to lower capital requirement
compared to grassroots facility
•
In evaluation; estimated capital cost and project economics
remain in development
•
Expect investment decision in 2Q15; startup in 2018 if approved
•
12.5 MBPD capacity
•
Upgrades low-cost NGLs to premium-priced alkylate
•
In evaluation; estimated capital cost and project economics
remain in development
•
Expect investment decision in 2015; startup in 2017 if approved
•
Increase distillate yield partially from hydrogen via natural gas
•
Completed Meraux’s 20 MBPD capacity expansion in 4Q14;
expect approximately $90 million annual EBITDA contribution
at 2014
(1)
prices on total investment of approx. $260 million
•
30 MBPD total capacity addition at St. Charles and Port Arthur in progress; expect startup in 2H15
(1) 2014 based on  Jan 1 through Dec 9 prices; see project details in Appendix

Ethanol Investments Performing Well
Note:  See Appendix for reconciliation of EBITDA to GAAP results. 2014 EBITDA through 3Q.
Outstanding
Cash
Generation
Excellent
Acquisitions
Competitive
Advantages
• 11 plants acquired between
2Q09 and 1Q14 for
$794MM, less than 35% of
replacement value
• 1.3 billion gallons total
annual production
• Scale and location in corn
belt
• Operational best practices
transferred from refining
• Low capital investment
• $2.1 billion cumulative
EBITDA generated since
acquisitions
• $162 million cumulative
capex  excluding acquisition
costs
$2,058
$162
millions
Cumulative Capex and EBITDA
EBITDA
Capex

Our Sponsored MLP
Valero Energy Partners (NYSE: VLP)
Growth-oriented
logistics MLP with
100% fee-based
revenues
• Valero owns entire 2% general partner interest, all incentive distribution rights, and 68.6% LP interest
• High-quality assets integrated with Valero’s refining system
• Primary vehicle to grow Valero’s midstream investments
• Provides access to lower cost capital
• Completed first dropdown from Valero on July 1, 2014
Unlocking
Asset Value

Significant Growth Opportunity with Estimated Inventory
of Eligible MLP Assets EBITDA over $900 Million
(1) Includes assets that have other joint venture or minority interests.
Pipelines
(1)
Racks, Terminals, and Storage
(1)
Rail
Marine
(1)
• 51 docks and two Panamax class vessels
Fuels Marketing and Distribution
We are also developing an accelerated drop-down strategy
• Over 1,200 miles of active pipelines
• Expect start-up of 440-mile Diamond Pipeline from Cushing to Memphis refinery in 1H17
• Over 72 million barrels of active shell capacity for crude and products
• 139 truck rack bays
• Three crude unloading facilities with estimated total capacity of 150 MBPD
• Our 5,320 new CPC-1232 railcars can be used for long-term rail movements, such as ethanol and asphalt
• Currently under evaluation as drop-down candidate

We Believe Valero Is an Excellent Investment
•
Majority of capacity located in U.S. Gulf Coast and Mid-
Continent with access to cost-advantaged crude, natural
gas, NGLs, and corn
•
Proven operations excellence
•
Excellent investment and operations in ethanol
•
Emphasis on capital allocation to stockholders
•
Disciplined capital investment that prioritizes higher-value, higher-growth, faster-payback opportunities to capture
benefits of advantaged resources
•
Unlocking value through growth in MLP-able assets and
dropdowns to VLP
•
Focus on valuation multiple expansion

Appendix
Topic Pages
Valero 2014 Highlights and 2015 Goals 24-25
Valero Energy Partners LP and CST Brands Spinoff 26-28
Capital Spending and Key Investment Details 29-38
Other Valero Operations Highlights 39-44
Macro Outlook and Key Margin Drivers 45-51
Global Demand and Refining Capacity 52-56
U.S. Fundamentals and DOE Data 58-68
International Fundamentals 69-70
Non-GAAP Reconciliations 71
IR Contact Information 72

Key 2014 Highlights
Operations Excellence
•
Achieved record system refinery capacity utilization of approximately 96% in 2014 through 3Q
•
Increased consumption of price-advantaged North American light sweet crudes by 297 MBPD on average through 3Q14 compared to 2013
•
Reduced Quebec refinery’s crude costs by $3/bbl versus Brent from premium of approximately $2.50/bbl in 2013 to discount of approximately $0.50/bbl in 2014 through 3Q
•
Secured attractively priced term-supply of WTI Midland for Mid-Continent refineries
•
Increased gasoline and distillate exports by 57 MBPD, or 18%, in 2014 through 3Q versus 2013
•
Launched Top Tier gasoline in wholesale marketing system
•
Achieved record $664 million Ethanol segment EBITDA through 3Q14
Capital Returns to Stockholders
•
Increased cash returned to stockholders through dividends and buybacks by approximately $460 million, or 33%, versus
2013
Disciplined Capital Investments
•
Completed and started up Meraux hydrocracker conversion project in 4Q14
•
Secured capital efficient Diamond Pipeline option and supply to Memphis refinery with crude from Cushing
•
Started up 90 MBPD of total crude rail unloading capacity at St. Charles and Port Arthur
•
Acquired idled ethanol plant in Mt. Vernon, Indiana at less than 15% of replacement cost and restarted facility within five months
Unlocking Asset Value
•
Grew VLP via first drop-down acquisition of $154 million purchase price on July 1, 2014
Other
•
Diamond Green Diesel JV to benefit by estimated $130 million on retroactive reinstatement of biodiesel blending credit

Key 2015 Goals
Operations Excellence
•
Start up Montreal crude terminal with startup of Enbridge Line 9B reversal and lower Quebec refinery’s crude costs versus Brent compared to 2014
•
Grow product export market share and increase branded wholesale fuels volume
Capital Returns to Stockholders
•
Increase total payout ratio of earnings over 2014’s level
Disciplined Capital Investments
•
Complete Houston and Corpus Christi toppers on time and on budget
•
Make final investment decisions on methanol plant at St. Charles refinery and alkylation unit at
Houston refinery; if approved, share strategic rationale with investors
•
Complete 25 MBPD McKee CDU capacity expansion
•
Complete 30 MBPD total hydrocracker capacity expansions at Port Arthur and St. Charles
•
Gain permit approval and construct Benicia crude rail unloading facility
Unlocking Asset Value
•
Grow inventory of MLP-able EBITDA

Growth in Inventory of Estimated Eligible
MLP EBITDA
Fuels distribution would provide incremental EBITDA if selected
$800
($15)
$24
$46
$54 $909
Dec. 2013
Guidance (with
base + 2014- 2015
projects)
Drop -Downs 2014 - 2015
Logistics
Additional
Projects
Diamond Pipeline
Current Guidance
2016 - 2019
Logistics Projects
millions

VLP Nearing the “High Splits”
•
3Q14 distribution at $0.24 per unit
•
Expect VLP to reach 25% split in 2015 and 50% split in 2016 based on existing growth guidance, but timing may change depending on evaluation of accelerated drop-down strategy
Minimum quarterly
First target
Second target
Third target
Thereafter
Target Quarterly Distribution per Unit
Marginal Percentage Interest in Distributions
Unitholders
GP
$0.2125
above $0.2125 up to $0.244375
above $0.244375 up to $0.265625
above $0.265625 up to $0.31875
$0.31875
98%
98%
85%
75%
50%
2%
2%
15%
50%
25%

CST Brands, Inc. (NYSE: CST) has traded at approximately
double the earnings valuation of VLO
VLO received nearly $1 billion in cash net of tax liability
and working capital benefit to CST
• Liquidated our 20% retained interest in CST common stock, or 15 million shares, in November 2013
CST Brands is now Valero’s largest wholesale customer

Unlocked Value via Retail Spinoff in 2013

Allocating Significant Growth Capital to
Logistics

•
Railcars spending declines as receipt of railcars order concludes
•
Future spending focuses on pipelines
$510
$175
$45
$220
$180
$665
$170
$45
$5
$900
$400
$715
2014E 2015E 2016E
millions
Marine, Docks, and Other
Logistics
Pipelines and Tanks
Railcars and Unloading

Refining & Renewables Capital Focused on
Capturing Benefits of Key Long-Term Trends
$345
$490
$180
$110
$30
$120
$150
$105
$45
$40
$115
$690
$790
$300
2014E 2015E 2016E
millions
Nat Gas & Petchems
Other Projects
Hydrocracking
Advantaged Crude
Processing
$50
• Advantaged crude processing optimizes feedstock flexibility, mainly for light crudes
• Hydrocracking increases production of high-margin distillates
• Petchems, methanol, and hydrocracking upgrade natural gas or NGLs to higher-value liquids

McKee Diesel Recovery Improvement and
CDU Expansion Startup Expected in 2H15

Incremental Volume
(MBPD)
Feeds
WTI 25
Products
LPG 0.4
Benzene concentrate 0.3
Gasoline 12
Jet -
Diesel 12
Resid 0.6
Investment Highlights
Status
•
Adding 25 MBPD crude unit capacity
and parallel light ends processing
train
•
Expect to improve yields and volume
gain by recovering diesel from FCC
and HCU feeds
•
Expect to increase diesel and
gasoline production on price-
advantaged crude
•
Expect to reduce energy
consumption via heat integration
•
Diesel recovery and benefits started
in mid-2014; Expect crude
expansion start-up in 2H15
Project Estimates
Total investment $140 MM
Annual EBITDA contribution (1) $100 MM
Unlevered IRR on total spend
(1)
45%
(1)
Estimates based on 2014 prices through Dec 9; EBITDA = operating income before deduction for depreciation and amortization expense

Meraux Hydrocracker Conversion Completed
December 2014

Incremental Volume
(MBPD)
Feeds
Purchased hydrogen
(MMSCFD)
13
Products (MBPD)
Gasoline 5
Jet -
Diesel 19
HSVGO 2
Unconverted gasoil (23)
Fuel oil -
Project Estimates
Total investment $260 MM
Annual EBITDA contribution (1) $90 MM
Unlevered IRR on total spend (1) 25%
Investment Highlights
Status
•
Converted hydrotreater into high-
pressure hydrocracker and
repurposed old FCC gas plant for
additional LPG recovery
•
Expect to upgrade 23 MBPD gasoil
and low-cost hydrogen (via natural
gas) mainly into high quality diesel
•
Expect to increase refinery distillate
yield versus gasoline (Gas/Diesel ratio
drops from 0.72 to 0.59)
•
Expect to increase refinery liquid
volume yield by 1.8%
•
Avoided compliance capex on FCC
•
Project started up Dec-14
and operating well
(1)
Estimates based on 2014 prices through Dec 9; EBITDA = operating income before deduction for depreciation and amortization expense

Houston and Corpus Christi Crude Topping
Units Expected Online in 1
st
Half of 2016
33
Estimates Incremental Volume (MBPD)
Feeds
Eagle Ford crude 70
Low sulfur atmos resid (24)
Products
LPG 2.5
Propylene 0.9
BTX 0.4
Naphtha 16
Gasoline 7
Jet 16
Diesel 9
Resid (3)
Project Estimates
Total investment $350 MM
Annual EBITDA contribution (1) $260 MM
Unlevered IRR on total spend (1) 55%
Estimates Incremental Volume (MBPD)
Feeds
Eagle Ford crude 90
Low sulfur atmos resid (29)
Distillate (2)
Butane (2)
Hydrogen (MMSCFD) 3
Products
LPG 0.8
Propylene 0.4
Naphtha 24
Gasoline 5
Jet 23
Diesel 4
Slurry 0.2
Project Estimates
Total investment $400 MM
Annual EBITDA contribution (1) $240 MM
Unlevered IRR on total spend (1) 45%
Corpus Christi Houston
(1)
Estimates based on 2014 prices through Dec 9; EBITDA = operating income before deduction for depreciation and amortization expense

Diamond Pipeline

Project Estimates
Total investment (1) $484 MM
Cumulative spend through 2014 Zero
Annual EBITDA contribution (2) $46 MM
Unlevered IRR on total spend at least 12%
(1) Includes additional Valero cost for pipeline connection at Memphis refinery
(2) EBITDA = Operating income before deduction for depreciation and amortization expense
Investment Highlights
•
Increases Memphis refinery’s crude
supply flexibility via connection to
Cushing and economic crudes
•
Provides direct control over crude
blend quality
•
Grows Valero’s inventory of assets
eligible for VLP dropdown in capital-
efficient manner
•
Valero holds option until January
2016 to acquire 50% interest in
pipeline
•
Expect completion in 1H17 or earlier

Estimated Key Price Sensitivities on Project
Economics

Change in Estimated EBITDA
(1)
Relative to 2014
(2)
Prices ($millions/year)
McKee Diesel
Recovery & CDU
Expansion
Meraux HCU
Expansion
Corpus
Christi
Topper
Houston
Topper
ICE Brent, +$1/bbl none $0.8 $0.4 none
ICE Brent – WTI, +$1/bbl $5.5 none None none
ICE Brent – LLS, +$1/bbl N/A none $25.6 $32.9
Group 3 CBOB – ICE Brent, +$1/bbl $2.0 N/A N/A N/A
Group 3 ULSD – ICE Brent, +$1/bbl $5.5 N/A N/A N/A
USGC CBOB – ICE Brent, +$1/bbl N/A $1.7 $2.4 $2.4
USGC ULSD – ICE Brent, +$1/bbl N/A $6.8 $9.0 $9.9
Natural gas (Houston Ship Channel), +$1/mmBtu -$0.7 -$1.9 -$4.3 -$3.2
Naphtha – ICE Brent, +$1/bbl N/A none $5.8 $8.8
LSVGO – ICE Brent, + $1/bbl N/A -$7.3 $3.1 $5.2
Total investment IRR, +10% cost -6% N/A -5% -4%
(1) Operating income before deduction for depreciation and amortization expense
(2) 2014 YTD through Dec 9
Note:  Margin drivers shown are not inclusive of all feedstocks and products in economic models. Estimated economic sensitivities can not be accurately interpolated or extrapolated solely from the estimated key price sensitivities shown above. 1

Project Price Set Assumptions

Driver ($/bbl) 2014
(1)
ICE Brent 99.51
ICE Brent – WTI 6.43
ICE Brent – LLS 2.64
USGC CBOB – ICE Brent 3.70
G3 CBOB – WTI 12.45
USGC ULSD – ICE Brent 14.45
G3 ULSD – WTI 24.00
Natural gas (Houston Ship Channel, $/mmBtu) 4.36
Naphtha – ICE Brent -2.12
LSVGO – ICE Brent 8.92
(1) 2014 = YTD through Dec 9

Port Arthur and St. Charles Hydrocrackers
Performance Details
Benefits Realized in Reported Results
Trailing 4 Quarters
$mm, except /bbl amounts 4Q12 3Q14 Increase
Gulf Coast Capture Rate 58.8% 63.2% 4.4%
x Gulf Coast Indicator/bbl, trailing 4Q 3Q14 $19
= Extra margin captured/bbl $0.83
x Gulf Coast volume, trailing 4Q 3Q14 MPBD 1,586
x Annualized Days 365
= Benefit from higher Capture Rate $483
Gulf Coast Throughput Volume MBPD 1,488 1,586 98
x Gulf Coast Indicator/bbl, trailing 4Q 3Q14 $19
x Gulf Coast Capture Rate, trailing 4Q 3Q14 63%
x Annualized Days 365
= Benefit from higher Volume $429
Total Benefit from Hydrocracker Projects $912
Less: estimated operating costs before depreciation and amort. exp. -110
= EBITDA (estimated) $802
Key Assumptions
• Market prices for trailing 4 quarters as of 3Q14 applied to guidance model disclosed by Valero in February 2012 to estimate $780 million in EBITDA
•
Gulf Coast capture rate increase based on average of trailing 4 quarters reported margin per barrel (excluding cost of RINs allocated in results at $0.30/bbl for
4Q12 and $0.40/bbl for 4Q13 averages) divided by Gulf Coast indicator margin
•
Gulf Coast LPGs pricing based on propane
•
Many factors can influence our reported margins including, but not limited to, charges, yields, pricing, timing and ratability, secondary costs, other allocations, hedging, and GAAP inventory costing methods
•
EBITDA = operating income before deduction for depreciation and amortization expense

Gated Investment Management Process
•
Development costs increase as project progresses through the phases
•
NPV and IRR of future cash flows per price forecasts and operating plans evaluated
•
“Target” IRR hurdle rate ranges, which can change depending on the project and market conditions:
Refining growth projects, target >=50% in Phase 1 to >=30% in Phase 3
Cost savings projects, target >=12% in Phase 3
Logistics projects, target pre-tax >=12% in Phase 3 + refinery benefits
38
PHASE 2
Lead Case
Development
• Select lead case
and define
project
objectives
• Improve cost
estimate to
+/- 30%
PHASE 3
Refinement
• Define project
scope and
execution plans
• Prepare decision
support package
for final decision
• Narrow cost
estimate to
+/-10%
PHASE 1
Opportunity
Evaluation
• Identify
opportunities
and alternatives
• Develop
business case
• Generate cost
estimate range
of +100% to -
50%
PHASE 4
Execution
• Detail
engineering,
procurement,
and initial
construction
• Develop start-
up schedule
APPROVED
Startup and
Evaluate
• Post-audit back-
casting
• Capture lessons
learned

Valero’s Light Crude Processing Capacity in
North America
MBPD
(1) Not incentivized in 3Q14 to maximize North American light crude consumption versus alternative grades.
•
25 MBPD additional capacity
expected in 2H15
•
Distillate recovery improvements
•
90 MBPD capacity expected 1H16
•
Displaces 30 MBPD intermediate
feedstock purchases
•
70 MBPD capacity expected 1H16
•
Displaces 25 MBPD intermediate
feedstock purchases
(1)
1,010
1,210
1,395
3Q14 Actual
Utilization
Current Capacity
Estimate
Future Capacity
(with Projects)
McKee Crude Unit Expansion
Corpus Christi Crude Topper
Houston Crude Topper

Processing of Cost-Advantaged U.S. and
Canadian Crude by Valero Continues to Grow
Note:  Non-U.S. and Canadian crude runs exclude Valero’s Pembroke Refinery.  Cost-advantaged crudes exclude imports and historically discounted medium sour crudes, such as Mars/ASCI domestic;
heavy sour crudes, such as Maya; and high-acid crudes, such as Pazflor.
0
200
400
600
800
1,000
1,200
1,400
1,600
0
200
400
600
800
1,000
1,200
2010 2011 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
MBPD
MBPD
Gulf Coast Mid-Con West Coast Quebec Non-U.S. & Canadian

Valero Leads Peers in Total Location-
Advantaged Crude Capacity
Source:  Company 10-k reports.  Crude distillation capacity based on geographic location.
Access to lower cost North American crude benefits refiners in Mid-Continent, Gulf
Coast, and Canada; product export opportunities for Gulf Coast and Canada
1,934
1,714
1,211
443
129
VLO MPC PSX HFC TSO
MBPD
Canada
U.S. Gulf Coast
U.S. Midcontinent

Expect Quebec City Refinery to Have Cost-Advantaged
Access to 100% North American Crude Slate in 2015
Shifted to cost-advantaged crudes via rail and foreign flagged ships from USGC, with additional savings expected from deliveries on Enbridge Line 9B beginning in 1H15
0%
20%
40%
60%
80%
100%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Quebec City Refinery Crude Slate
Foreign
Imports
North
American

U.S. Natural Gas Provides Opex and
Feedstock Cost Advantages
Note:  Estimated per barrel cost of 860,000 mmBtu/day of natural gas consumption at 94% refinery throughput capacity utilization, or 2.7 MMBPD.
$1.3 billion
higher pre-tax
annual costs
$2.5 billion
higher pre-tax
annual costs
Valero’s refining operations consume approximately 860,000 mmBtu/day of natural gas, split almost equally between operating expense and cost of goods sold
Significant annual pre-tax cost savings compared to refiners in Europe or Asia
$4/mmBtu
$1.27/bbl
$8/mmBtu
Europe
$2.55/bbl
$16/mmBtu
$5.10/bbl
$0
$1
$2
$3
$4
$5
$6
/bbl
Natural Gas Cost Sensitivity for Valero’s Refineries
Asian LNG

Valero’s Capacity for Additional
Product Exports
(1) YTD through September 30
Opportunities to expand U.S. Gulf
Coast export capability for gasoline
to 308 MBPD and diesel to 472
MBPD
Export markets pull volume from
U.S., enabling high refinery
utilization and improved margins
Supported by global refined
products demand growth
Logistics investments also support
segregation
(1)
255
412
0
100
200
300
400
500
600
700
2011
Actual
2012
Actual
2013
Actual
Current
Capacity
Valero’s U.S. Product Exports
(MBPD)
Gasoline
Diesel
2014
YTD

Long-Term Macro Market Expectations
Global Outlook
U.S. Economy and
Petroleum Demand
North American
Resource
Advantage
International Export
Markets
• Economic activity and total petroleum demand increases
• Transportation fuels demand grows
• Refining capacity growth slows after 2015; utilization stabilizes then expected to increase
• Refinery rationalization pressure continues in Europe, Japan, and Australia
• Economic growth strengthens over next five years, which stimulates refined product demand
• Diesel and jet fuel demand continues to strengthen
• Gasoline demand continues to recover moderately
• Natural gas production growth still attractive and development continues
• Crude production is economic; growth continues, but may be tempered with lower prices
• North American refiners maintain competitive advantage
• Broad lifting of crude export ban not expected for several years, if ever
• U.S. continues to be an advantaged net exporter of products
• Atlantic Basin market continues to grow, with increasing demand from
Latin America and Africa
• U.S. Gulf Coast is strategically positioned with globally competitive assets

U.S. and Canadian Production Growth Provides
Crude Cost Advantage to North American Refiners
Source: EIA, Consultants, company announcements and Valero estimates; 2014 U.S. Crude imports as of Sep 2014
Production growth
reduces imports
Largest growth from U.S.
shale crude and heavy
Canadian crude
0
2
4
6
8
10
12
14
16
18
2010 2011 2012 2013 2014E 2015E 2020E
MMBPD
U.S. and Canadian Crude Production vs. U.S. Crude Imports
U.S. Shale Crude
Heavy Canadian
Light Canadian/
Syncrude
Other U.S.
Non-Canadian U.S.
Crude Imports

Estimated Crude Oil Transportation Costs
to USEC
Rail $12 to
$15/bbl
to St. James
Rail $12/bbl
to Cushing
Rail $9/bbl
Cushing
to Houston
Pipe $2 to
$4/bbl
Midland
to Houston
Pipe $4/bbl
CC to Houston
$1 to $2/bbl
Houston to
St. James
$1 to $2 /bbl
to West Coast
Rail $13 to $15/bbl
USGC to USEC
U.S. Ship $5 to $7/bbl
USGC to Canada
Foreign Ship $2/bbl
Alberta to Bakken
$1 to $2/bbl
Rail $9/bbl
U.S. Ship
$4 to
$5/bbl
Alberta
to Eastern Canada
Rail $11 to $12/bbl
Bakken

Crude Oil Differentials Versus ICE Brent
Source:  Argus; 4Q14 through Dec 12. LLS prices are roll adjusted
-30%
-25%
-15%
-10%
-5%
0%
5%
10%
15%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 2Q14 3Q14 4Q14
Maya Mars ANS WTI LLS
-20%

Valero’s Regional Refinery Indicator Margins
Source:  Argus; 4Q14 through Dec 12
$5
$10
$15
$20
$25
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q14 2Q14 3Q14 4Q14
$/bbl
Midcontinent WTI Cracking
West Coast ANS Medium Sour Coking
North Atlantic Brent Cracking
Gulf Coast Heavy Sour Coking

•
Gulf Coast Indicator: (GC Colonial 85 CBOB A grade- LLS) x 60% + (GC ULSD 10ppm
Colonial Pipeline prompt - LLS) x 40% + (LLS - Maya Formula Pricing) x 40% + (LLS -
Mars Month 1) x 40%
•
Midcontinent Indicator: [(Group 3 CBOB prompt - WTI Month 1) x 60% + (Group 3
ULSD 10ppm prompt - WTI Month 1) x 40%] x 60% + [(GC Colonial 85 CBOB A grade prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40%] x 40%
•
West Coast Indicator: (San Fran CARBOB Gasoline Month 1 - ANS USWC Month 1) x
60% + (San Fran EPA  10 ppm Diesel pipeline - ANS USWC Month 1) x 40% + 10%
(ANS – West Coast High Sulfur Vacuum Gasoil cargo prompt)
•
North Atlantic Indicator: (NYH Conv 87 Gasoline Prompt – ICE Brent) x 50% + (NYH
ULSD 15 ppm cargo prompt – ICE Brent) x 50%
•
LLS prices are Month 1, adjusted for complex roll
•
Prior to 2010, GC Colonial 85 CBOB is substituted for GC 87 Conventional
•
Prior to 4Q13, Group 3 Conventional 87 gasoline substituted for Group 3 CBOB

Valero’s Regional Indicator Margins Defined

Source:  Argus & Bloomberg; 2014 YTD Japan LNG through Oct 31, U.S. & Europe through Dec 15; natural gas price converted to barrels using factor of 6.05x
0
20
40
60
80
100
120
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Brent and Natural Gas Prices
Brent
U.S.
Europe
Japan LNG
•
U.S. natural gas is significantly discounted to Brent on an energy equivalent basis
•
Prices expected to remain low and disconnected from global oil and gas markets for foreseeable future
Low Cost U.S. Natural Gas Provides
Competitive Advantage
$/bbl
$101
$97
$16/mmBtu
$51
$8/mmBtu
$26
$4/mmBtu

Global Petroleum Demand Projected to Grow
Source:  Consultant (EIA and IEA) and Valero estimates. Consultant annual estimates generally updated 6 to 12 months after year end.
Emerging markets in Latin America, Middle East, Africa, and Asia lead demand growth
-3.5
-2.5
-1.5
-0.5
0.5
1.5
2.5
3.5
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E 2015E
MMBPD
World Petroleum Demand Growth
Non-OECD OECD (excl. U.S.) U.S.

U.S. Refining Capacity Is Globally Competitive and
Continues to Take Market Share
Source:  EIA and IEA (U.S. data through September 2014, Europe data through October 2014)
Less-competitive capacity
Source:  EIA (2014 data through September)
Net imports
Net
exports
•
U.S. flipped from importer to exporter on lower local product demand and higher refinery utilization, particularly in PADDS 2, 3, and 4, driven by structural cost advantages for crude oil and natural gas
•
Gulf Coast refineries have gained export market share in the Atlantic Basin
-3.0
-2.5
-2.0
-1.5
-1.0
-0.5
0.0
0.5
1.0
1.5
2.0
1999 2001 2003 2005 2007 2009 2011 2013
MMBPD
U.S. Net Product Imports
Midcon
93%
Gulf
Coast
91%
Rockies
91%
West
Coast
86%
East
Coast
82%
Western
Europe
77%
PADD 2 PADD 3 PADD 4 PADD 5 PADD 1 OECD
Europe
Refinery Utilization by PADD
Trailing 12-months

World Refinery Capacity Growth
-0.2
0.2
0.6
1.0
1.4
1.8
2014 2015 2016 2017 2018
MMBPD
Estimated Net Global Refinery Crude Distillation Additions
China Middle East Other (incl. U.S. and Latin America)
•
New capacity additions expected in Asia and Middle East
•
Announced new capacity in Brazil, Mexico, and Colombia likely to be smaller and start later than planned
•
Expansions in Ecuador, Peru, Algeria, and Egypt unlikely due to cost and geopolitical pressures
•
Capacity rationalization expected to continue in Europe, Australia, and Japan
Source: Consultant and Valero estimates;  Net Global Refinery Additions = New Capacity + Restarts – Announced Closures

Capacity Rationalization in Atlantic Basin
Sources:  Industry and Consultant reports and Valero estimates
•
Marginal refiners in U.S. East Coast, Caribbean and Western Europe are shutting capacity
•
Demand growth, poor reliability, and low utilization in Latin American refineries provide opportunities for competitive refineries to export products and meet supply needs
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
MPBD
Rest of World
Atlantic Basin
Annual Global CDU Capacity
Closures
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
MBPD
Cumulative Global CDU Capacity
Closures
Rest of World
Atlantic Basin

*Partial closure of refinery captured in capacity.  Note:  This data represents refineries currently closed, ownership may choose to restart or sell listed refinery.
Sources:  Industry and Consultant reports and Valero estimates
Location Owner
CDU Capacity
Closed (MBPD)
Year
Closed Location Owner
CDU Capacity
Closed (MBPD)
Year
Closed
Perth Amboy, NJ Chevron 80 2008 St. Croix, U.S.V.I Hovensa 350 2012
Bakersfield,CA  Big West 65 2008 Aruba Valero 235 2012
Westville, NJ Sunoco 145 2009 Rome, Italy TotalErg 82 2012
Bloomfield, NM Western 17 2009 Fawley, U.K.* ExxonMobil 80 2012
Teesside, UK Petroplus 117 2009 Trecate, Italy* ExxonMobil 70 2012
Gonfreville, France* Total 100 2009 Paramo, Czech Republic Unipetrol 20 2012
Dunkirk, France Total 140 2009 Lisichansk, Ukraine TNK-BP 175 2012
Japan* JX Holdings 110 2009 Paramount, CA Alon 90 2012
Toyama, Japan Nihonkai Oil 57 2009 Harburg, Germany Shell 107 2013
Ingolstadt, Germany* Bayernoil 102 2010 Port Reading, NJ Hess N/A 2013
Japan* JX Holdings 90 2010 Venice, Italy ENI 80 2013
Arpechim, Romania OMV 70 2010 Sakaide, Japan Cosmo Oil 140 2013
Odessa, Ukraine Lukoil 57 2010 Dartmouth, Canada Imperial Oil 88 2013
Montreal, Canada  Shell 130 2010 Thessaloniki, Greece Hellenic Petroleum 83 2013
Yorktown, Virginia Western 65 2010 Tenerife, Canary Islands Cepsa 85 2013
Reichstett, France Petroplus 85 2010 Yokkaichi, Japan* Cosmo Oil 43 2014
Wilhemshaven, Germany Phillips 66 260 2010 Tokuyama, Japan Indemitsu Kosan 114 2014
Sodegaura, Japan Fuji Oil 50 2010 Japan Nippon 200 2014
Cremona, Italy Tamoil 94 2011 Kurnell, Australia Caltex 135 2014
St. Croix, U.S.V.I,* Hovensa 150 2011 Kawasaki, Japan Tonen- General 105 2014
Funshun, China PetroChina 70 2011 Mantova, Italy Mol 69 2014
Keihin Ohgimachi, Japan Toa Oil Company 120 2011 North Pole, AK Flint Hills 220 2014
Clyde, Australia Shell 75 2011 Muroran, Japan JX Holdings 180 2014
Marcus Hook, PA Sunoco 175 2011 Ellesmere Port, UK* Essar 55 2014
Berre, France LyondellBasell 105 2012 Milford Haven, UK Murphy 130 2014
Coryton, U.K. Petroplus 220 2012 Kaohsiung, Taiwan Chinese Petroleum Corp 200 2015
Petit Couronne, France Petroplus 160 2012 Bulwer Island, Australia BP 102 2015

Global Refining Capacity Rationalization

Location Owner CDU Capacity (MBPD)
Lytton, Australia Caltex 109
Nishihara, Japan Petrobras/Sumitomo 95
Inchon, Korea SK Energy 270
Whitegate, Ireland Phillips 66 71
Barbers Point, HI Chevron 54
Come-By-Chance, Canada North Atlantic Refining 115
Pasadena, TX Petrobras 100
Bahia Blanca, Argentina Petrobras 31
Gothenburg, Sweden Shell 80
Livorno ENI 106
Taranto ENI 120
Mazeikiai, Lithuania PKN 190
Okinawa, Japan Petrobras/Nansei Sekiyu 100
Falconara, Italy API 80
Hamburg, Germany Tamoil 78
Collombey, Switzerland Tamoil 72
Chiba, Japan Cosmo Oil 240
Chiba, Japan TonenGeneral 152
57
Global Refining Capacity For Sale or Under
Strategic Review
Sources: Direct and public disclosure by each owner

U.S. Crude Fundamentals
Source:  DOE weekly data through December 5, 2014
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000
55,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Cushing Crude Inventory (MB)
5 Yr High 5 Yr Low 2012
140,000
150,000
160,000
170,000
180,000
190,000
200,000
210,000
220,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
PADD 3 Crude Inventory (MB)
320,000
330,000
340,000
350,000
360,000
370,000
380,000
390,000
400,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
U.S. Crude Inventory (MB)
5 Yr High 5 Yr Low 2012 2013 2014 5 Yr Avg
5 Yr High 5 Yr Low 2012

U.S. Gasoline Fundamentals
USGC Brent Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd)
U.S. Net Imports of Gasoline and Blendstocks (mbpd)
U.S. Gasoline Days of Supply
22
23
24
25
26
27
28
29
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
5 yr high 5 yr low 2014 2013 5 year avg
-400
-200
0
200
400
600
800
1000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
5 year avg 5 yr high 5 yr low 2014 2013
-$15
-$10
-$5
$0
$5
$10
$15
$20
$25
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
5 yr high 5 yr low 2013 2014 5 year avg
8.2
8.4
8.6
8.8
9.0
9.2
9.4
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
5 yr high 5 yr low 2014 2013 5 year avg
Source:  Argus; 2014 weekly data through Dec 12
Source:  2014 DOE monthly data through Sep; weekly data through Dec 5
Source:  2014 DOE monthly data through Sep; weekly data through Dec 5
Source:  2014 DOE monthly data through Sep; weekly data through Dec 5

U.S. Distillate Fundamentals
USGC Brent ULSD Crack (per bbl) U.S. Distillate Demand (mmbpd)
Source:  Argus; 2014 data through Dec 12
Source:  2014 DOE monthly data through Sep; weekly data through Dec 5
Source:  2014 DOE monthly data through Sep; weekly data through Dec 5
Source:  2014 DOE monthly data through Sep; weekly data through Dec 5
U.S. Distillate Days of Supply
U.S. Distillate Net Imports (mbpd)
$0
$5
$10
$15
$20
$25
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
5 yr high 5 yr low 2013 2014
5 year avg
3.2
3.4
3.6
3.8
4
4.2
4.4
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
5 yr high 5 yr low
2014 2013 5 year avg
25
30
35
40
45
50
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
5 yr high 5 yr low 2014 2013 5 year avg
-1300
-1100
-900
-700
-500
-300
-100
100
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
5 yr low 5 yr high 2014 2013 5 year avg

61 U.S. Transport Indicators

62 U.S. Transport Indicators: Trucking

Increase in U.S. Gasoline Exports
0
100
200
300
400
500
600
700
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Other
Europe
Other Latin America
Mexico
Canada
Latest 4 Wk avg estimate
(Finished only)
12 Month Moving Average, MBPD
Note:  Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source:  DOE Petroleum Supply Monthly data as of September 2014.   4 Week Average estimate from Weekly Petroleum Statistics Report and Valero estimates.

Decrease in U.S. Gasoline Imports
0
200
400
600
800
1000
1200
1400
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Other
Europe
Other Latin America
Canada
Latest 4 Wk avg estimate
(Fin+Blendstock)
12 Month Moving Average, MBPD
Note:  Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source:  DOE Petroleum Supply Monthly data as of September 2014.  4 Week Average estimate from Weekly Petroleum Statistics Report and Valero estimates.

Source: DOE Petroleum Supply Monthly with data as of September 2014. 4 Week Average estimate from Weekly Petroleum Statistics Report

Increase in U.S. Diesel Exports
12 Month Moving Average, MBPD
0
200
400
600
800
1000
1200
1400
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Other
Europe
Other Latin America
Mexico
Canada
Latest 4 Wk avg estimate

U.S. Is Net Refined Products Exporter
U.S. Demand for Refined Products and Net Trade
MMBPD
U.S. Petroleum Demand Excluding Ethanol and Non-Refinery NGL’s
(Refined Product Demand)
Net Imports
Net
Exports
Implied Total Production of
U.S. Refined Products
Implied Production of U.S. Refined
Products for Domestic Use
Valero’s share of U.S. exports has averaged 20% to 25% over the past few years
14
15
16
17
18
19
20
21
1996 1998 2000 2002 2004 2006 2008 2010 2012 2014
Note: Implied production = Petroleum demand excluding ethanol and non-refinery NGLs minus product net imports. Source: EIA, Consultant and Valero estimates; data through Sep 2014

U.S. Shifted to Net Exporter
•
Net refined products exports increased from 335 MBPD in 2010 to 2,426 MBPD in 2014
•
Diesel net exports averaged 917 MBPD in 2014 (Jan-Sep)
•
Gasoline net imports averaged -31 MBPD in 2014 (Jan – Sep)
•
Gasoline and blendstocks have shifted to net exports
-3,000
-2,500
-2,000
-1,500
-1,000
-500
0
500
1,000
1,500
2,000
1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014
Other Diesel Gasoline Total
Note:  Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)
Source:  DOE Petroleum Supply Monthly data as of Sep 2014
MBPD

U.S. Growing Market Share by Exports
•
Refined products demand is growing in developing countries and Atlantic Basin
(capacity closures)
•
U.S. Gulf Coast (PADD III) is the largest source of exported products
U. S. Product Exports By Destination
U. S. Product Exports By Source
12 Month Moving Average
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
2014
MMBPD
PADD V
PADD I
PADD II
PADD III
(Gulf Coast)
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Other
Europe
Latin America
Canada
MMBPD
Source:  DOE Petroleum Supply Monthly data as of Sep 2014; Latin America includes South and Central America plus Mexico.

Mexico Statistics
Diesel Gross Imports (MBPD)
Gasoline Gross Imports (MBPD)
Crude Unit Throughput (MBPD)
Crude Unit Utilization
69
200
250
300
350
400
450
500
550
2007 2008 2009 2010 2011 2012 2013 2014
60%
65%
70%
75%
80%
85%
90%
2007 2008 2009 2010 2011 2012 2013 2014
950
1,000
1,050
1,100
1,150
1,200
1,250
1,300
1,350
2007 2008 2009 2010 2011 2012 2013 2014
0
20
40
60
80
100
120
140
160
180
200
2007 2008 2009 2010 2011 2012 2013 2014
Source:  PEMEX, latest data Oct 2014

70 Decrease in Venezuelan Exports to the U.S. Source: EIA, September 2014 0 50 100 150 200 250 300 350 MBPD Total Products Gasoline and Gasoline Blending Components Diesel

Reconciliation of Operating Income to EBITDA
Ethanol (millions) 2Q09 – 4Q09 2010 2011 2012 2013 2014* Cumulative
Operating income $165 $209 $396 $(47) $491 $628 $1,842
+ Depreciation and
amortization expense $18 $36 $39 $42 $45 $36 $216
= EBITDA $183 $245 $435 $(5) $536 $664 $2,058
*2014 Ethanol earnings through September 30

Investor Relations Contacts

For more information, please contact:
John Locke
Executive Director, Investor Relations
210-345-3077
john.locke@valero.com
Karen Ngo
Manager, Investor Relations
210-345-4574
karen.ngo@valero.com